UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) OCTOBER 2, 2003


                                  TECHSYS, INC.
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             (Exact name of registrant as specified in its charter)



          NEW JERSEY                     0-24542             22-3276736
-------------------------------     ---------------     ------------------------
(State or other jurisdiction of        (Commission          (IRS Employer
        incorporation)                 File Number)       Identification Number


               459 MOUNTAIN BOULEVARD, WATCHUNG, NEW JERSEY        07060
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               (Address of principal executive offices)          (Zip code)


       Registrant's telephone number, including area code: (908) 822-9901


                                 NOT APPLICABLE
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.              CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 2, 2003, the client-auditor relationship between TechSys, Inc. ("the Company") and the Company's independent public accountants Sobel & Co., LLC was terminated. Sobel & Co., LLC filed no reports on the Company's consolidated financial statements for the period they were engaged as the Company's independent public accountants.

During the years ended December 31, 2002 and 2001 and through the date hereof, the Company did not consult Sobel & Co., LLC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.




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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  FINANCIAL STATEMENTS
             None.

        (b)  PRO FORMA FINANCIAL INFORMATION None.

        (c)  EXHIBITS.

             EXHIBIT NO.          TITLE

             16.1 Letter from Sobel & Co., LLC to the Securities and Exchange
                  Commission, dated October 2, 2003.




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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, TechSys has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TECHSYS, INC.


Date:      October 5, 2003                By: ______________________________
                                              Mark N. Raab
                                              Chief Financial Officer




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                       EXHIBIT INDEX


          EXHIBIT NO.  TITLE

          16.1 Letter from Sobel & Co., LLC to the Securities and Exchange Commission, dated October 2, 2003.
















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